UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2007
LEAP WIRELESS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29752	33-0811062

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                  Arrangements of Certain Officers.
Approval of the Second Amendment to the 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc.(the “2004 Plan”) and the 2004 Plan, As Amended to Date
At the 2007 Annual Meeting of Stockholders of Leap Wireless International, Inc. (“Leap”) held on May 17, 2007 (the “2007 Annual Meeting”), Leap’s stockholders approved both the second amendment to the 2004 Plan and the entire 2004 Plan, as amended to date. The second amendment to the 2004 Plan increased the number of shares authorized for issuance under the 2004 Plan by 3,500,000 shares to a total of 8,300,000 shares. Stockholder approval of the entire 2004 Plan, as amended to date, will allow Leap to grant options under the 2004 Plan that constitute “qualified performance-based compensation” exempt from the limits on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, and would also allow Leap to grant incentive stock options within the meaning of Section 422 of the Code.
For a description of the 2004 Plan, as amended to date, please see “Proposal 2, Approval of Second Amendment to The 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan of Leap Wireless International, Inc. and of Such Plan, as Amended” in Leap’s definitive proxy statement for its 2007 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 6, 2007 (the “2007 Proxy Statement”), which is incorporated herein by reference. The full text of the 2004 Plan, including the first and second amendments thereto, is attached as Appendix A to Leap’s 2007 Proxy Statement.
Approval of the Leap Wireless International, Inc. Executive Incentive Bonus Plan
At the 2007 Annual Meeting, Leap’s stockholders approved the Leap Wireless International, Inc. Executive Incentive Bonus Plan (the “Executive Bonus Plan”). The effective date of the Executive Bonus Plan is January 1, 2007. The Executive Bonus Plan authorizes the Compensation Committee or such other committee as may be appointed by Leap’s Board of Directors (the “Board”) to establish periodic bonus programs based on specified performance objectives.
The Board has established the Executive Bonus Plan Committee (the “Plan Committee”), consisting of Mark H. Rachesky, M.D. and Michael B. Targoff, to conduct the general administration of the Executive Bonus Plan. On March 28, 2007, the Plan Committee established initial objectives under the Executive Bonus Plan. Leap may, from time to time, also pay discretionary bonuses, or other types of compensation, outside the Executive Bonus Plan which may or may not be tax deductible.
The Plan Committee has designated the plan year commencing January 1, 2007 and ending December 31, 2007 as the first performance period under the Executive Bonus Plan (the “Initial Performance Period”). The Plan Committee has determined that the bonuses (if any) payable to the covered executives under the Executive Bonus Plan for 2007 will be based on the following performance objectives: (a) Leap’s operating income before depreciation and amortization (adjusted to exclude certain non-cash items) and (b) net customer additions during the performance period. The Plan Committee has established the target and maximum bonuses set forth in the table below for the named executive officers included therein, each of whom the Plan Committee has designated as a participant in the Executive Bonus Plan for the Initial Performance Period.

	Target Bonus Under Executive	Maximum Bonus Under Executive
Name and Position	Bonus Plan (1)	Bonus Plan (2)
S. Douglas Hutcheson Chief Executive Officer, President and Director	75%	150%
Amin I. Khalifa Executive Vice President and Chief Financial Officer	60%	120%
Glenn T. Umetsu Executive Vice President and Chief Technology Officer	60%	120%

	Target Bonus Under Executive	Maximum Bonus Under Executive
Name and Position	Bonus Plan (1)	Bonus Plan (2)
Albin F. Moschner Executive Vice President and Chief Marketing Officer	60%	120%
Leonard C. Stephens Senior Vice President, Human Resources	49%	98%

(1)	Represents the executive’s target bonus for the Initial Performance Period, expressed as a percentage of his base salary prorated for any changes during the year (rounded to the nearest whole percentage point). The actual bonus award payable will be from 0% to 200% of the target bonus amount based on Leap’s relative attainment of the performance objectives, subject to the discretion of the Plan Committee to reduce the amount payable.
(2)	Represents the maximum bonus payable to the executive under the Executive Bonus Plan for the Initial Performance Period, expressed as a percentage of his base salary prorated for any changes during the year.
For a description of the Executive Bonus Plan, please see “Proposal 3, Approval of The Leap Wireless International, Inc. Executive Incentive Bonus Plan” in Leap’s 2007 Proxy Statement, which is incorporated herein by reference. The full text of the Executive Bonus Plan is attached as Appendix B to Leap’s 2007 Proxy Statement.

Item 9.01 Financial Statements and Exhibits.

Exhibit
No.	Description
10.1	2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, including the first and second amendments thereto (incorporated by reference to Appendix A to the definitive proxy statement filed by Leap Wireless International, Inc. with the Securities and Exchange Commission on April 6, 2007).
10.2	Leap Wireless International, Inc. Executive Incentive Bonus Plan (incorporated by reference to Appendix B to the definitive proxy statement filed by Leap Wireless International, Inc. with the Securities and Exchange Commission on April 6, 2007).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.
Date: May 23, 2007	By:	/s/ Robert J. Irving, Jr.
		Name:	Robert J. Irving, Jr.
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
No.	Description
10.1	2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, including the first and second amendments thereto (incorporated by reference to Appendix A to the definitive proxy statement filed by Leap Wireless International, Inc. with the Securities and Exchange Commission on April 6, 2007).
10.2	Leap Wireless International, Inc. Executive Incentive Bonus Plan (incorporated by reference to Appendix B to the definitive proxy statement filed by Leap Wireless International, Inc. with the Securities and Exchange Commission on April 6, 2007).